UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 1, 2006

LINEAR TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-14864	94-2778785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 McCarthy Boulevard
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 432-1900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 17, 2006, Linear Technology Corporation issued a press release titled “Linear Technology reports year over year increases to revenue and net income over the first quarter of the previous fiscal year”, the text of which is furnished as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description

99.1	On October 17, 2006, Linear Technology reports year over year increases to revenue and net income over the first quarter of the previous fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINEAR TECHNOLOGY CORPORATION
(Registrant)

By:	/s/ Paul Coghlan
Paul Coghlan
Vice President, Finance and Chief Financial Officer

Date: October 17, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release, dated October 17, 2006 titled “Linear Technology reports year over year increases to revenue and net income over the first quarter of the previous fiscal year.”